SUMMARY PROSPECTUS December 15, 2020
T. ROWE PRICE
U.S. Treasury Intermediate Index Fund (formerly U.S. Treasury Intermediate Fund)
PRTIX PRKIX TRZTX	Investor Class I Class Z Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated December 15, 2020, as amended or supplemented, and Statement of Additional Information, dated December 15, 2020, as amended or supplemented.

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts,
1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary, or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

SUMMARY	1

Investment Objective(s)

The fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class		I Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.06%[b]		0.06%[b]	0.06%[b]

Distribution and service (12b-1) fees	—		—	—

Other expenses	0.19		0.06 [c]	0.06

Total annual fund operating expenses	0.25		0.12	0.12

Fee waiver/expense reimbursement	—		(0.01)[b,c]	(0.12)[d]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.25	[b]	0.11 [b,c]	0.00 [d]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Restated to reflect current fees.

c T. Rowe Price Associates, Inc., has contractually agreed (through September 30, 2021) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after September 30, 2021, with approval by the fund’s Board of Directors. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

d T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc. expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

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Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the table above; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$26	$80	$141	$318
I Class	11	38	67	153
Z Class	0	0	0	0

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 167.9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund seeks to track the investment returns of its benchmark index, the Bloomberg Barclays U.S. 4-10 Year Treasury Bond Index. Under normal conditions, the fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities that are held in its benchmark index and at least 80% of its net assets (including any borrowings for investment purposes) in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. government. The remainder of the portfolio may be invested in other securities backed by the full faith and credit of the U.S. government. The fund’s weighted average maturity is expected to normally range between three and ten years, and it will vary consistent with the weighted average maturity of the benchmark index. As of August 31, 2020, the fund’s weighted average maturity was 5.38 years.

The Bloomberg Barclays U.S. 4-10 Year Treasury Bond Index is an index consisting of U.S. dollar-denominated, fixed rate nominal debt issued by the U.S. Treasury with maturities between four and ten years. To be eligible for inclusion in the index, a security must be an obligation of the U.S. Treasury, rated investment-grade, have a fixed rate coupon or zero coupon with at least $250 million or more of outstanding face value, and have greater than four years and less than ten years remaining to maturity. The index is market value weighted and the securities represented in the index are updated on the last business day of each month. The composition of the index is rebalanced at each month-end and represents the fixed set of securities on which index returns are calculated for the next month. As of August 31, 2020, there were 86 securities in the index.

SUMMARY	3

The adviser does not attempt to fully replicate the fund’s index by holding each of the bonds represented in the index. The portfolio will be structured to maintain an investment and risk profile, and overall characteristics, similar to the index. However, the adviser seeks to closely to track the returns of the fund’s index and more efficiently replicate the key risk factors of the index (such as maturity, duration, and credit quality) by attempting to capitalize on market inefficiencies through structural portfolio positioning and making small tactical bets on inflation, duration, and yield curve positioning. Duration, which is expressed in years, is a calculation that attempts to measure the price sensitivity of a bond or bond fund to changes in interest rates. For example, the price of a bond fund with a duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point. A bond fund with a longer duration should be more sensitive to changes in interest rates than a bond fund with a shorter duration.

U.S. Treasury securities in which the fund may invest include Treasury bills, notes, and bonds (which includes Treasury STRIPS), as well as Treasury Inflation Protected Securities. The fund buys and sells U.S. Treasury futures, which are futures contracts collateralized by U.S. Treasury bonds or notes, to gain efficient exposure to U.S. Treasury securities, help realign the portfolio with the benchmark index, adjust its sensitivity to interest rate changes, and/or manage cash flows into and out of the fund. Investments in U.S. Treasury futures will be counted toward the fund’s 80% investment policies based on their market value.

The fund’s other investments may include the following:

• Securities backed by the full faith and credit of the U.S. government (including, but not limited to, securities issued by Government National Mortgage Association and other government agencies and certain corporate debt securities guaranteed by U.S. government agencies); and

• Shares of a T. Rowe Price internal money market fund or short-term bond fund that invests exclusively in securities backed by the full faith and credit of the U.S. government.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, better align its portfolio with the characteristics of its benchmark index, or to satisfy redemption requests.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. While U.S. government-backed securities generally are considered to be among the highest credit quality, they are subject to market risk. The U.S. government guarantees the timely payment of interest and principal on U.S. Treasury securities but does not guarantee their price. The principal risks of investing in this fund, which may be even greater during periods of market disruption or volatility, are summarized as follows:

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings

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and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Fixed income markets Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Interest rates The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments such as the discontinuation and replacement of benchmark rates are likely to affect the level of interest rates.

Index investing Because the fund is managed to track the performance of its benchmark index, holdings are generally not reallocated based on changes in market conditions or the outlook for interest rates and U.S. Treasury securities.

Tracking error The returns of the fund may deviate from the returns of its benchmark index (referred to as “tracking error”) because the fund incurs fees and transaction expenses while the index has no fees or expenses. Increased tracking error could also result from changes in the composition of the index or the timing of purchases and redemptions of fund shares. The fund does not attempt to fully replicate its benchmark index, which increases the potential for the fund’s performance to deviate from that of its index.

Derivatives The use of Treasury futures contracts potentially exposes the fund to greater volatility than directly purchasing securities in the index. Risks include reduced liquidity of the futures markets, contract prices that can be volatile due to interest rate changes and imperfectly correlated to movements in underlying security values, and potential losses in excess of the fund’s initial investment.

SUMMARY	5

Liquidity The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interest in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Portfolio turnover High portfolio turnover may adversely affect the fund’s performance and increase transaction costs, which could increase the fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared with a fund with less active trading policies, which could have an adverse tax impact if the fund’s shares are held in a taxable account.

Credit quality An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. The fund should have relatively low credit risk because it invests only in securities backed by the U.S. government and other investments involving such securities.

Cybersecurity breaches The fund could be harmed by intentional cyber-attacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The performance for the periods shown reflects the performance of the fund while it was named the T. Rowe Price U.S. Treasury Intermediate Fund. Effective October 1, 2020, the fund was renamed the T. Rowe Price U.S. Treasury Intermediate Index Fund.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

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U.S. TREASURY INTERMEDIATE INDEX FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	9/30/2011	6.10%	Worst Quarter	12/31/2016	-3.97%

The fund’s return for the nine months ended 9/30/20 was 8.37%.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

SUMMARY	7

Average Annual Total Returns
	Periods ended
	December 31, 2019

				Since	Inception
	1 Year	5 Years	10 Years	inception	date
Investor Class					09/29/1989
Returns before taxes	6.56%	2.11%	3.03%	—%
Returns after taxes on distributions	5.69	1.29	2.07	—
Returns after taxes on distributions
and sale of fund shares	3.87	1.28	2.01	—
I Class					05/03/2017
Returns before taxes	6.71	—	—	2.95
Z Class					02/22/2021
Returns before taxes	—	—	—	—

Bloomberg Barclays U.S. 4-10 Year Treasury Bond Index (reflects no deduction for fees, expenses, or taxes)
	6.86	2.56	3.62	3.12 [a]
Lipper General U.S. Treasury Funds Average
	9.61	2.77	5.51	4.24 [b]

a Return since 5/3/17.

b Return since 4/30/17.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Brian J. Brennan	Chair of Investment Advisory Committee	2007	2000

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum generally is waived for financial intermediaries, retirement plans, and certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

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The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account). Dividends paid by the fund from income earned on direct investments in U.S. Treasury securities are generally exempt from state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F66-045 12/15/20